UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2004

SOUTHERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation	Identification No.)

One PEI Center	18711
Wilkes-Barre, Pennsylvania	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (570) 820-2400

ITEM 9.  REGULATION FD DISCLOSURE

On July 21, 2004, Southern Union Company (“Southern Union” or the “Company”) issued a press release announcing fiscal year 2005 earnings guidance of $1.30 to $1.40 per common share diluted for outstanding options and inclusive of the planned 4.8 million share issuance announced Tuesday, July 20, 2004.  A copy of the press release is attached as an exhibit to this Form 8-K.

The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                        Exhibit No.

99.1           Press Release issued by Southern Union Company dated July 21, 2004.

This release and other Company reports and statements issued or made from time to time contain certain “forward-looking statements” concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.

                Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in the Company’s service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to the Company’s gas distribution business; new legislation and government regulations and proceedings affecting or involving the Company; unanticipated environmental liabilities; the Company’s ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; the Company’s or any of its subsidiaries debt securities ratings; the economic climate and growth in our industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)

Date	July 21, 2004	By	DAVID J. KVAPIL
David J. Kvapil
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Southern Union Company dated July 21, 2004.